SEGMENT REPORTING	12 Months Ended
Dec. 31, 2019
SEGMENT REPORTING
SEGMENT REPORTING

22.         SEGMENT REPORTING

In accordance with ASC 280, Segment Reporting, the Company’s chief operating decision maker has been identified as the executive chairman of the board of directors,  who makes resource allocation decisions and assesses performance based on the Company’s consolidated results. As a result, the Company has only one reportable segment.

Geographic disclosures

As the Company generates substantially all of its revenues from customers domiciled in the PRC, no geographical segments are presented. All of the Company’s long-lived assets are located in the PRC except for buildings and land (i.e. including the construction in progress) with net book values of US$112,713 and US$99,685 as of December 31, 2018 and 2019, respectively, which are located in the United States of America.